UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                October 24, 2000

                Date of Report: (Date of earliest event reported)



                     Computer Associates International, Inc.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                   1-9247                     13-2857434
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)



One Computer Associates Plaza, Islandia, New York                    11749
    (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (631) 342-5224

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

On October 24, 2000, Computer Associates International, Inc. ("Computer Associates") issued press releases that reported its financial results for its second fiscal quarter and announced changes in its business model that were detailed during a simultaneous phone and internet web cast conference held on Wednesday October 25, 2000 at 8:00am EDT. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 and the information set forth in such press releases is incorporated herein by reference.

On Wednesday October 25, 2000, Computer Associates held a simultaneous phone and internet web cast conference to discuss its second quarter financial results and changes to its business model. During the conference two supplemental slide presentations pertaining to the second quarter financial results and business model changes complemented the discussion. Copies of these two slide presentations are attached hereto as Exhibits 99.3 and 99.4 and the information set forth therein is incorporated herein by reference. All the attached exhibits are also available to the general public at the Computer Associates web site (www.ca.com).

Statements herein concerning Computer Associates future prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that future results will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the significant percentage of CA's quarterly sales consummated in the last few days of the quarter making financial predictions especially difficult and raising a substantial risk of variance in actual results; changes in industry accounting guidance; the risks associated with changes in the company's business model; the risks associated with changes in the way in which the company accounts for license revenue; the difficulties of compiling pro forma financial information, given acquisitions over time; instability resulting from changes to the company's business model; the emergence of new competitive initiatives resulting from rapid technological advances or changes in pricing in the market; the risks associated with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either CA or its competition; risks associated with the entry into new markets such as professional services; the risks associated with integrating newly acquired businesses and technologies; increasing dependency on large dollar licensing transactions; delays in product delivery; reliance on mainframe capacity growth; the ability to recruit and retain qualified personnel; business conditions in the distributed systems and mainframe software and hardware markets; uncertainty and volatility associated with Internet and eBusiness related activities; use of software patent rights to attempt to limit competition; fluctuations in foreign currency exchange rates and interest rates; the volatility of the international marketplace; and other risks described in filings with the Securities and Exchange Commission.


Item 7.  Financial Statements, Pro Forma
                  Financial Information and Exhibits.

         (a)      Not applicable
         (b)      Not applicable.
         (c)      Exhibits.

99.1     Press Release dated October 24, 2000.
99.2     Press Release dated October 25, 2000.
99.3     Supplemental Financial Data slide presentation.
99.4     New Business Model slide presentation.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Computer Associates International, Inc.


Dated:   October 25, 2000          By: /s/ Ira Zar
                                           Ira Zar
                                           Executive Vice President and Chief
                                           Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                                Exhibit

99.1     Press Release dated October 24, 2000.
99.2     Press Release dated October 25, 2000.
99.3     Supplemental Financial Data slide presentation.
99.4     New Business Model slide presentation.